FIRST AMENDMENT TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         FIRST AMENDMENT TO  AMENDED AND RESTATED  LOAN  AND  SECURITY AGREEMENT
("First Amendment") dated as of September       , 2000,  by and among DIRECTRIX,
INC., a Delaware corporation (the "Borrower"), and  J. ROGER FAHERTY  and DONALD
J. MCDONALD, JR. (collectively, the "Original Lenders"), MARLIN CAPITAL CORP. ("Marlin"), LELAND H. NOLAN and NEW HORIZONS INVESTMENT CORP., N.V. (the "2nd Round Lenders") and Newbridge Investment, N.V. ("Newbridge") and those other persons whose names and addresses appear on attached Schedule 1, as such schedule may be amended from time to time as provided for herein (the "New Lenders").


                                    RECITALS

         The Borrower and the Original Lenders are parties to a Loan and Security Agreement dated as of March 15, 1999, as amended, (the "Original Loan Agreement") that provided for the Original Lenders to loan up to $1.1 million to the Borrower. The Borrower granted to the Original Lenders warrants to purchase an aggregate of 33,000 shares of Directrix Common Stock in consideration of their making the loans and financial accommodations to the Borrower. The Original Lenders loaned an aggregate amount equal to the Original Maximum Amount to the Borrower.

         The "2nd Round Lenders, the Original Lenders and the Borrower entered into an Amended and Restated Loan and Security Agreement dated as of February 16, 2000 (the "Loan Agreement") which superseded the Original Loan Agreement. (All defined terms not otherwise defined herein shall have the same meaning as in the Loan Agreement; all Section references are to the Loan Agreement.) The Loan Agreement provided, among other things, for the 2nd Round Lenders to loan an aggregate amount of up to $2.4 million to the Borrower increasing the total amount available to $3.5 million. The Borrower granted to the 2nd Round Lenders warrants to purchase an aggregate of 72,000 shares of Directrix Common Stock in consideration of their making the loans and financial accommodations to the Borrower. One of the 2nd Round Lenders, Leland H. Nolan, who had committed to provide $400,000 of the $2.4 million committed to by the 2nd Round Lenders, transferred a $166,700 Note to Alberto Antebi (41.675% of Nolan's commitment) who became a 2nd Round Lender.

         The Borrower is seeking to increase the maximum amount available under the Loan Agreement by $1 million. The Original Lenders, Marlin and the New Lenders (collectively, the "3rd Round Lenders") have agreed to make up to $1 million of additional financing ("Additional Credit Facility") available provided the Borrower agrees to the amendment of certain of the provisions of the Loan Agreement. The 3rd Round Lenders have agreed to provide, as of the date hereof, $650,000 of the Additional Credit Facility. The Borrower will be seeking additional New Lenders to agree to provide the balance of the Additional Credit Facility.

         All the Lenders are amenable to the foregoing on the following terms and conditions.

         NOW THERFORE, the parties agree as follows:

                               Terms of Agreement

         1.  Additional New Lenders; Increase in Credit Facility.

               1.1 The New Lenders are Newbridge and those persons whose names and addresses are listed on attached Schedule 1 as such schedule may be amended from time to time for up to 90 days after the date hereof. Schedule 1 shall include the name, address and the amount of each New Lender's commitment to make New Advances (as that term is defined in Section 1.2). As provided for in Section 1.2, Newbridge has committed to make $250,000 of New Advances and the Borrower will be seeking other New Lenders to make Advances aggregating up to $350,000 of New Advances. The New Lenders and the Borrower shall execute counterpart copies of this Agreement and the Loan Agreement.

               1.2 The 3rd Round Lenders hereby severally agree to make New Advances to the Borrower in the aggregate amount up to the Additional Credit Facility ("New Advances"), increasing the New Maximum Amount to $4.5 million, assuming the full amount of the Additional Credit Facility is secured. The Loan Agreement shall be hereby amended to reflect the New Maximum Amount as provided FOR HEREIN. EACH 3RD Round Lenders' obligation to make New Advances shall be as follows:


      3rd Round Lender                                  Amount of New Advances
     ----------------------------------------------   --------------------------
     J. Roger Faherty                                               $200,000

     Donald J. McDonald, Jr.                                        $100,000

     Marlin Capital Corp.                                           $100,000

     Newbridge Investment, N.V.                                     $250,000

     Other New Lenders                                        Up to $350,000

               Total                                        Up to $1,000,000


The procedures for requesting and making Advances and repayment thereof set forth in Loan Agreement Sections 1.03 And 1.04 shall apply to the New Advances. The New Advances shall be reflected in the Notes as provided for in Section 1.02 and recorded by the Borrower as contemplated by Section 1.06. Notwithstanding any provision of the Loan Agreement to the contrary, the Original Lenders shall be obligated to make their share of the New Advances prior to the other 3rd Round Lenders. The balance of the New Advances shall made in relative proportion to each remaining 3rd Round Lender's obligation to make New Advances.

         2.  Modification of  Financial  Covenants.  Loan Agreement Section
3.10.1  and  3.10.2   shall be  deleted  in their  entirety  and  the  following substituted therefore:

         "3.10.1 Stockholders' Equity. The Borrower will not fail to maintain Stockholders' Equity of at least $3 million at the end of each fiscal year prior to the Maturity Date commencing with the fiscal year ending March 31, 2001."

         4. Grant of Additional Warrants for Additional Credit Facility. In consideration of the 3rd Round Lenders' agreement to provide the Additional Credit Facility as provided for in Section 1, the Borrower shall grant to each 3rd Round Lender a warrant to purchase shares of Directrix Common Stock ("Warrants") on the basis of a Warrant to acquire 6,000 shares for each 3rd Round Lender's commitment to make $100,000 of New Advances. The form of the Warrants is attached as Exhibit A.

         5. Grant of  Additional  Warrants for  Modification  of  Covenants.  In
consideration of the Original and 2nd Round Lenders' agreement to the modification of the financial covenants as provided for in section 2 and consenting to the 3rd Round Lenders' providing the additional credit facility, the Borrower shall grant to each Original Lender and each 2nd Round Lender a Warrant to acquire the number of shares of common Stock set forth below:


                                                                         No. Shares of Common Stock
      Lender                                                                covered by warrant
     --------------------------------------------------------------   --------------------------------
     J. Roger Faherty                                                                     5,400

     Donald J. McDonald, Jr.                                                              1,200

     Marlin Capital Corp.                                                                 3,000

     Leland H. Nolan                                                                      1,400

     Alberto Antebi (as assignee of a portion of Nolan's Note)                            1,000

     New Horizons Investment Corp.                                                        9,000

             Total                                                                       21,000


         6.  Conversion Right; Mandatory Prepayment.

               6.1 If the Borrower has not sold or otherwise transferred its option ("EMI Option") to acquire the assets or stock of Emerald Media, Inc. by March 31, 2001, then the Lenders shall have the option to convert their Notes into Directrix Common Stock on the same terms as the most recent placement of Directrix Common Stock or, if there has been no placement of Directrix Common Stock, on terms to be negotiated, in good faith, by the Borrower and the Lenders.

               6.2 If the Borrower sells, assigns or otherwise transfers the EMI Option for consideration payable in cash, the Borrower shall apply the cash consideration in excess of the receivable owed to Directrix by EMI, to prepay the Notes held by the Second Round Lenders. The prepayment shall be made among the 2nd Round Lenders in relative proportion to the amount of Advances made by each 2nd Round Lender to the aggregate Advances made by the 2nd Round Lenders and taking into account the transfer by Nolan to Antebi. The Borrower shall be entitled to reborrow any such prepayment as provided for in the Loan Agreement.

         7.  Reduction  in  New Maximum  Amount. If one or both  of the Original
Lenders converts all or a portion of their Notes into Directrix Common Stock, the New Maximum Amount shall be reduced by the principal amount of the Notes so converted and the Borrower may not re-borrow the amount converted from the Original Lenders

         8.  Effectiveness of this First Amendment.   The Lenders must have
received the following items, in form and content acceptable to Lenders, before this Agreement is effective.

               8.1  Agreement.   This  First  Amendment  fully   executed by the
Borrower and the 3rd Round Lenders in a sufficient number of counterparts for distribution to the Lenders and Borrower.

               8.2 Other Lenders. The Lenders other than the 3rd Round Lenders shall have a copy of this First Amendment consenting to the provisions of
Section 2 hereof.

               8.3 Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this First Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Lenders.

         9. Reservation of Rights. Except as, and to the extent, set forth herein: (a) the Lenders hereby reserve all remedies, powers, rights, and privileges that the Lenders may have under the Loan Agreement at law (including under the Code), in equity, or otherwise; and (b) all terms, conditions, and provisions of the Loan Agreement are and shall remain in full force and effect and nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any other or further matter (including any Event of Default) or any other right, power, or remedy of the Lenders under the Loan Agreement.

         10. Representations and Warranties. The Borrower represents and warrants as follows:

               10.1 Authority. The Borrower has the requisite corporate power and authority to execute and deliver this First Amendment and to perform its obligations hereunder and under the Loan Agreement (as amended or modified hereby). The execution, delivery and performance by the Borrower of this First Amendment, and the performance by the Borrower of the Loan Agreement (as amended or modified hereby) has been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the Borrower's part are necessary to consummate such transactions.

               10.2 Enforceability. This First Amendment has been duly executed and delivered by the Borrower. This First Amendment and the Loan Agreement (as amended or modified hereby) is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect.

               10.3 Representations and Warranties. The representations and warranties contained in the Loan Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

               10.4 No Default. No event has occurred and is continuing that constitutes an Event of Default.

         11.  Choice  of  Law.  The  validity  of  this  First  Amendment,   its
construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York governing contracts only to be performed in that State.

         12. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

         13. Ratification.   Borrower  hereby restates,  ratifies  and reaffirms
each and every term and condition set forth in the Loan Agreement effective as of the date hereof.

         IN WITNESS WHEREOF, each of the parties hereto have caused this First Amendment to be executed as of the date first above written.

                                            DIRECTRIX, INC.


                                            By:_________________________________
                                               J. Roger Faherty, Chairman & CEO



                                            ORIGINAL LENDERS


                                            ____________________________________
                                               J. ROGER FAHERTY


                                            ____________________________________
                                               DONALD J. MCDONALD, JR.



                                            2ND ROUND LENDERS

                                            MARLIN CAPITAL CORP


                                            By:_________________________________
                                               Mark Egen, President



                                            NEW HORIZONS INVESTMENT CORP., N.V.


                                            By:_________________________________
                                               Russell Molina, Attorney-In-Fact


                                            ____________________________________
                                               Leland H. Nolan


                                            ____________________________________
                                               Alberto Antebi



                                            NEW LENDERS

                                            NEWBRIDGE INVESTMENT N.V.


                                            By:_________________________________
                                               Russell Molina, Attorney-In-Fact

                                   SCHEDULE 1


Newbridge Investment, N.V.                  4900 Woodway, Suite 650,
                                            Houston, Texas 77056